UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2010

Orchid Cellmark Inc.

(Exact name of the registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US Route One, Princeton, NJ 08540

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 750-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 1, 2010, Orchid Cellmark Inc. (the “Registrant”) received a notice from Accipiter Life Sciences Fund, LP and certain of its affiliates for the nomination of three individuals, Eugene I. Davis, Gabe Hoffman and Stefan Loren, for election to the Registrant’s Board of Directors at the Registrant’s 2010 Annual Meeting of Stockholders.

The Registrant’s Board of Directors will review the notice and determine a course of action that is in the best interests of all of the Registrant’s stockholders.

The Registrant has not yet determined the date of its 2010 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orchid Cellmark Inc.

Date: April 2, 2010	By:	/s/ William J. Thomas
	Name:	William J. Thomas
	Title:	Vice President and General Counsel